UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

WWA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada

000-26927

77-0443643

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

13854 Lakeside Circle, Suite 248, Sterling Heights, Michigan 48313

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (855) 410-8509

700 Lavaca Street, Suite 1400, Austin, Texas 78701

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

_____________________________________________________________________________________

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

_____________________________________________________________________________________

On July 12, 2012 the board of directors of WWA Group, Inc. (the “Company”) caused it to enter into a

Share Exchange Agreement (“Agreement”), subject to shareholder approval, to acquire all of the issued and outstanding shares of Summit Digital, Inc. (“Summit”) from Summit Digital Holding, Inc. in exchange for shares of the Company’s common stock.

The Agreement provided that Summit Digital Holding, Inc. would exchange one hundred (100) shares or one hundred percent (100%) of the issued and outstanding shares of Summit for ninety nine million

(99,000,000) shares of the Company. The Agreement further provided for the appointment of two new members to the Company’s board of directors, the appointment of new executive officers and the resignation of one director.

On May 10, 2013, the Company held a Special Meeting of its shareholders to consider the terms and conditions of the Agreement in connection with the intention to acquire Summit as a wholly owned subsidiary and to consider an amendment to the Company’s articles of incorporation that would increase the number of authorized common shares to two hundred and fifty million (250,000,000) par value

$0.001. A third proposal that would authorize the board of directors to adjourn the Special Meeting in the event insufficient votes were cast in respect to Proposals 1 and 2 was approved though no action was necessary since sufficient votes were cast to act on said proposals. All three Proposals were approved by those shareholders holding a majority of the Company’s issued and outstanding shares.

The Company’s amendment to its articles of incorporation to increase the number of authorized common shares was accepted by the Nevada Secretary of State on May 24, 2013. On June 5, 2013, the Company’s

board of directors authorized the issuance of ninety nine million (99,000,000) shares of its restricted common stock to Summit Digital Holding, Inc. thereby acquiring Summit as a wholly owned subsidiary.

Summit is a multi-system operator that provides cable television, high speed internet and related services to rural communities in the United States.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On June 4, 2013 the board of directors of the Company authorized the issuance of ninety nine million

(99,000,000) shares of its restricted common stock to Summit Digital Holdings, Inc. in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act.

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the authorizations was an isolated private transaction by the Company which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose; and (3) the offeree was financially sophisticated.

_____________________________________________________________________________________

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

Effective June 4, 2013, the board of directors of the Company accepted the resignation of

Digamber Naswa as a director of the Company.

Effective June 4, 2013, the board of directors of the Company accepted the resignation of Digamber

Naswa as the Company’s chief financial officer and principal accounting officer.

Effective June 4, 2013, the board of directors of the Company accepted the resignation of Eric

Montandon as the Company’s chief executive officer.

(c)

Effective June 4, 2013, the board of directors of the Company appointed Tom Nix as its chief executive officer. Mr. Nix is sixty-four (64) years old.

Tom Nix brings to his new position management skills with a business background encompassing nearly 30 years of experience. Mr. Nix has been involved in the cable television industry since 1984.

Mr. Nix has negotiated cable franchise and private cable television agreements and directed construction and management of the daily operations of cable systems in Florida, Texas, Missouri,

Oklahoma, Nevada, Arizona, California and Michigan.   Recently, he sold a number of his Texas and

Michigan cable systems to Comcast.  Mr. Nix has also sold cable systems to Time Warner,

Dimension, United Satellite, Cox and Prime.    Recognized industry wide, Mr. Nix has been on the

board of directors and was cofounder for Telecable, Telecast, VisionComm and Data Cablevision.

Mr. Nix attended Macomb College in marketing.

Mr. Nix also serves as the chief executive officer and a director of Summit Digital Holdings, Inc., a public company involved in the telecommunications sector from September 16, 2009 to present.

Mr. Nix has not entered into an employment agreement or related transaction with the Company.

Mr. Nix has not entered into any arrangement or understanding with any other persons in connection with his appointment as the Company’s chief executive officer.

Mr. Nix is not related to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Effective June 4, 2013, the board of directors of the Company appointed Stephen Spencer as its chief financial officer and principal accounting officer. Mr. Spenser is fifty-seven (57) years old.

Stephen Spencer has been involved with venture capital and start-up companies for 20 years.  Mr.

Spencer has worked with companies in both the U.S. and abroad.  While serving as the CFO of Legends

Capital Group, a boutique venture capital firm, he managed the financial functions including treasury,

financial reporting, budgets, forecasts and projections.  He has been involved with public and private offerings including private placements and registrations.  Mr. Spencer has worked as an officer for and consultant to U.S. public companies with responsibilities for SEC reporting, GAAP accounting and SOX

404 compliance. He was previously a CPA with Price Waterhouse, a public accounting firm and is currently the CFO and a director for Unico, Inc.

Mr. Spencer earned a BA degree from the University of Utah.

Mr. Spencer also serves as the chief financial officer and a director of Summit Digital Holdings, Inc., a public company involved in the telecommunications sector from September 16, 2009 to present.

Mr. Spencer has not entered into an employment agreement or related transaction with the Company.

Mr. Spencer has not entered into any arrangement or understanding with any other persons in connection with his appointment as the Company’s chief executive officer.

Mr. Spencer is not related to any director, executive officer or person nominated or chosen by the

Company to become a director or executive officer.

(d)

Effective June 4, 2013, the board of directors of the Company appointed Tom Nix to serve as a member of the Company’s board of directors.

Mr. Nix has been involved in the cable television industry since 1984. He also works as an officer and director of Summit Digital Holdings, Inc., a public company.

Mr. Nix brings to his new position management skills with nearly 30 years of experience in the cable sector.

For purposes of determining director independence, the Company has applied the definitions set out in

NASDAQ Rule 4200(a) (15). Under this Rule, a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, the Company does not consider

Mr. Nix to be an independent director.

The Company has not determined whether Mr. Nix will serve on any corporate governance committee.

Mr. Nix has not entered into any compensation arrangement with the Company in connection with his appointment to the board of directors.

Mr. Nix is not related to any members of the Company’s board of directors.

Effective June 4, 2013, the board of directors of the Company appointed Stephen Spencer to serve as a member of the Company’s board of directors.

Mr. Spencer has been involved with venture capital and start-up companies for 20 years. He also works as an officer and director of Summit Digital Holdings, Inc., a public company.

Mr. Spencer brings to his new position management skills with 18 years of experience in the management of venture companies.

For purposes of determining director independence, the Company has applied the definitions set out in

NASDAQ Rule 4200(a) (15). Under this Rule, a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, the Company does not consider

Mr. Spencer to be an independent director.

The Company has not determined whether Mr. Spencer will serve on any corporate governance committee.

Mr. Spencer has not entered into any compensation arrangement with the Company in connection with his appointment to the board of directors.

Mr. Spencer is not related to any members of the Company’s board of directors.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On May 10, 2013, the Company held a Special Shareholder Meeting pursuant to which meeting those shareholders holding a majority of our issued and outstanding common shares approved an amendment to our articles of incorporation to increase the number of authorized common shares from fifty million

(50,000,000) common shares par value $0.001 to two hundred and fifty million (250,000,000) common shares par value $0.001. The amendment with the Nevada Secretary of State was made effective as of

May 24, 2013. The amendment is attached hereto as Exhibit 3.1.5.

ITEM 7.01

REGULATION FD DISCLOSURE

The information contained herein includes a press release attached to this current report in Item 9.01 as

Exhibit 99.1 which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The press release relates to the Company’s acquisition of Summit. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934, as amended, or the Securities Act, only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

_____________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

3.1.5

Attached

Articles of Amendment to the Articles of Incorporation of WWA Group,

Inc.

99.1

Attached

Press Release dated June 10, 2013.

_____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WWA Group, Inc.

Date

By: /s/ Tom Nix

June 10, 2013

Name: Tom Nix

Title:  Chief Executive Officer and Director